Exhibit 99.1

Rev 8-10-2020 3:30 pm vs 16

CuriosityStream, the First Streaming Media Company

Devoted to Factual Entertainment,

to Become Public Company

●	CuriosityStream Inc., and Software Acquisition Group, Inc., (NASDAQ: SAQN), a Special Purpose Acquisition Company (SPAC) enter a definitive business combination agreement

●	Upon closing of the transaction, CuriosityStream Inc., will be listed on the NASDAQ exchange under the ticker symbol “CURI”

●	The transaction puts an estimated $180 million of cash on the balance sheet including a $25 million PIPE at $10.00 per share

●	Existing CuriosityStream Inc. shareholders to roll 100% of their equity into the combined company

●	With over 13 million paying subscribers in over 175 countries, a robust library of over 3,100 original and licensed titles, and a history of doubling annual revenue, CuriosityStream is expected to accelerate growth with new cash funding resulting from the merger

Silver Spring, MD and Las Vegas, NV - August 11, 2020 – CuriosityStream Inc. (“CuriosityStream”), and Software Acquisition Group, Inc. (“Software Acquisition Group”), a special purpose acquisition company, or SPAC, which raised approximately $150 million in November of 2019, today announced that they have entered into a definitive business combination agreement. Upon closing of the transaction, CuriosityStream common stock will be listed on the NASDAQ exchange under the ticker symbol “CURI”.

The merger announcement was made today by John Hendricks, Chairman of CuriosityStream, and Jonathan Huberman, Chairman of Software Acquisition Group.

At the closing of the transaction the combined company will be well capitalized with zero debt and an estimated $180 million of cash on the balance sheet (assuming no redemptions of Software Acquisition Group stock). John Hendricks, founder of the Discovery Channel and former Chairman of Discovery Communications, will remain Chairman of the Board as well as the combined company’s largest shareholder. CuriosityStream will continue to operate under the current management team led by Clint Stinchcomb, President and CEO, a media executive with more than 25 years’ experience launching networks and developing and monetizing content, including as the key executive who launched Discovery’s digital networks.

In connection with signing the merger agreement, Software Acquisition Group secured a $25 million PIPE investment at $10.00 per share to support the business combination. The PIPE investment includes significant commitments from existing investors in CuriosityStream, insiders of Software Acquisition Group, existing Software Acquisition Group investors and new institutional investors.

“CuriosityStream has the unique advantage of being a ‘pure-play’ streaming media service that is not burdened with legacy linear TV assets in cable and broadcasting. Our consumer promise of offering premium factual content on demand in the new era of streaming has been enthusiastically embraced by curious viewers worldwide,” said John Hendricks, Founder and Chairman of CuriosityStream. “We are excited to now have access to the public capital markets to support our growth plans and to over-deliver on our mission to provide content that informs, enchants and inspires.”

“We are proud to combine with CuriosityStream,” said Jonathan Huberman, Chairman and CEO of Software Acquisition Group. “CuriosityStream is the clear leader in the high growth factual media streaming market. We look forward to working with such a strong management team led by industry legend John Hendricks and his business partner of many years, Clint Stinchcomb, as they continue to drive CuriosityStream adoption across global markets. I am confident our investors will share my total respect for their vision and leadership.”

“I take great delight in working with John Hendricks. And through the combination of his vision and our veteran-led operating team, we are already generating significant revenue growth. We have built a compelling and elegant global factual streaming service for consumers and that is only one part of the story,” said Clint Stinchcomb, President and CEO. “Unlike nearly every other streaming service that is largely reliant on a single revenue stream, subscription or advertising, we are building five robust, interrelated but distinct business lines. This influx of capital from the sponsors and the Software Acquisition Group team will only accelerate our march to becoming the world’s pure factual solution for consumers, distributors, brands, associations and media partners.”

Key Transaction Terms

Pursuant to the business combination, a newly formed wholly-owned subsidiary of Software Acquisition Group will acquire CuriosityStream through a reverse merger at an enterprise value of approximately $331 million and equity value of approximately $512 million.

Assuming no redemptions of Software Acquisition Group public shares, CuriosityStream’s existing shareholders will receive approximately 63% of the issued and outstanding shares of common stock of Software Acquisition Group immediately following the closing of the business combination and the founders of Software Acquisition Group will retain approximately 3% founder shares at closing, subject to customary closing adjustments. Existing Software Acquisition Group stockholders (other than the founders) and PIPE investors are expected to own 34% of the combined entity, upon closing. Following the consummation of the transaction, Software Acquisition Group will change its name to CuriosityStream Inc.

The respective boards of directors of CuriosityStream and Software Acquisition Group have unanimously approved the proposed business combination. Completion of the proposed business combination is expected in the fourth quarter of 2020. The transaction will be effected pursuant to the terms and conditions of the Agreement and Plan of Merger, entered into by CuriosityStream and Software Acquisition Group, and the other parties thereto, which contains customary closing conditions, including the clearance of a proxy statement by the Securities and Exchange Commission (“SEC”), approval by the shareholders of Software Acquisition Group, and certain regulatory approvals.

Stifel is acting as exclusive financial advisor to CuriosityStream. B. Riley FBR is acting as exclusive financial advisor and private placement agent to Software Acquisition Group. Arnold & Porter is serving as legal advisor to CuriosityStream and Kirkland & Ellis LLP is serving as legal advisor to Software Acquisition Group.

CuriosityStream Highlights

●	CuriosityStream currently serves over 13,000,000 paying subscribers in over 175 countries and territories. CuriosityStream’s menu offering spans a broad range of factual categories and includes natural history specials such as LIGHT ON EARTH hosted by the renowned David Attenborough, the science and technology series DREAM THE FUTURE narrated by Sigourney Weaver, the lifestyle series THE HISTORY OF HOME narrated by Nick Offerman, the BBC history series EMPIRE OF THE TSARS, the human origins series OUT OF THE CRADLE, the paleontology series AMAZING DINOWORLD, the medical series THE BODY, and the food series HAPPINESS IS ON THE PLATE. Current events content offered by CuriosityStream include BRIGHT NOW and BREAKTHROUGH. Human-interest sports series include 4TH AND FOREVER: MUCK CITY. The CuriosityStream on-demand menu currently contains over 3,100 titles including over 900 exclusive originals. CuriosityStream has embarked on an original production and content acquisition plan that it projects will achieve a streaming library of more than 11,000 premium factual titles within five years.

●	CuriosityStream’s SVOD service is offered direct to consumers (DTC) for $2.99 per month or $19.99 per year. In addition to offering consumers the opportunity to subscribe to CuriosityStream directly or through partner distributors on an a la carte basis, CuriosityStream is also undergoing rapid distribution growth due to a “bundled” partnership plan through which distributors can provide CuriosityStream’s SVOD service and/or CuriosityStream’s customized linear channels to any significant customer segment through flexible pricing and packaging options. Some of CuriosityStream’s affiliate partners who have already implemented the new bundled distribution plan offering include Altice USA and Frndly TV in the United States, StarHub in Singapore, Totalplay in Mexico, Gazprom and OKKO in Russia, Millicom in Latin America, Liberty Global’s Flow TV in the Caribbean, REV TV on Cable Bahamas, Multichoice’s DStv in Africa, Sky New Zealand, MediaNet in Maldives, and Com Hem in Sweden.

●	CuriosityStream believes it has developed a uniquely durable, scalable and recurring five pillar revenue stack: (1) direct-to-consumer subscription sales on its website and custom apps and through partner platforms; (2) bundled distribution of CuriosityStream’s SVOD service and optional linear channels on partner platforms; (3) Fortune 500 CSR and Association partnerships; (4) traditional advertising sales and integrated multiplatform brand partnerships; and (5) content licensing to major networks, studios, and distributors.

●	CuriosityStream is available worldwide for viewing on all leading mobile, tablet, computer, and TV platforms including smart TVs such as Sony, LG, Samsung, and Visio; interface devices such as Roku, Amazon Fire TV, Xbox One, Chromecast, and Apple TV; and mobile platforms such as Android devices and Apple iPhones and iPads. CuriosityStream monthly subscriptions are also offered through distribution partners including Comcast Xfinity, Apple TV+, Amazon Prime Channels, Sling TV, YouTube TV, Cox, Dish, and T-Mobile.

About CuriosityStream

Launched by media visionary John Hendricks, CuriosityStream is a leading global independent factual media company. Our documentary series and features cover every topic from space exploration to adventure to the secret life of pets, empowering viewers of all ages to fuel their passions and explore new ones. With thousands of titles, many in Ultra HD 4K, including exclusive originals, CuriosityStream features stunning visuals and unrivaled storytelling to demystify science, nature, history, technology, society, and lifestyle. CuriosityStream reaches over 13 million subscribers and is available worldwide to watch on TV, desktop, mobile and tablets. Find us on Roku, Apple TV Channels and Apple TV, Xbox One, Amazon Fire TV, Google Chromecast, iOS and Android, as well as Amazon Prime Video Channels, YouTube TV, Sling TV, DISH, Comcast Xfinity on Demand, Cox Communications, Altice USA, Suddenlink, T-Mobile, Sony, LG, Samsung and VIZIO smart TVs, Liberty Global, Airtel, Com Hem, MultiChoice, StarHub TV, Totalplay, Millicom, Okko and other global distribution partners and platforms. For more information, visit CuriosityStream.com.

About Software Acquisition Group, Inc. (NASDAQ: SAQN)

Software Acquisition Group is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company is led by industry veterans Chairman and Chief Executive Officer, Jonathan Huberman, and Vice President of Acquisitions, Mike Nikzad. In addition to Messrs. Huberman and Nikzad, the Board of Directors includes Andrew Nikou, Stephanie Davis, Peter Diamandis, Steven Guggenheimer and Matt Olton.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Conference Call Information

The management of Software Acquisition Group and CuriosityStream will host an investor conference call on August 11th, 2020, at 10:30 a.m. EST to discuss the proposed transaction. For interested investors who wish to participate, the toll-free access number is (866) 493-1041 conference ID# 4047966. The international access number is (210) 903-4646 conference ID# 4047966.

A replay of the call will also be available from 1:00 p.m. EST on August 11th, 2020 until 11:59 p.m. EST on September 14th, 2020. The toll-free access number is (855) 859-2056 or (800) 585-8367, conference ID# 4047966. The international access number is (404) 537-3406, conference ID# 4047966.

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Software Acquisition Group’s and CuriosityStream’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “predicts” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Software Acquisition Group’s Form 10-K for the year ended December 31, 2019 under “Risk Factors” in Part I, Item 1A and in Software Acquisition Group’s other SEC filings. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. Forward-looking statements are based on the current belief of the respective management of Software Acquisition Group and CuriosityStream, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither Software Acquisition Group nor CuriosityStream is under any obligation, and each of them expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Software Acquisition Group has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in Software Acquisition Group’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) ability to meet the closing conditions to the merger, including approval by stockholders of Software Acquisition Group on the expected terms and schedule and the risk that any regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; (ii) the occurrence of any event, change or other circumstance that could cause the termination of the merger agreement or a delay in the closing of the merger; (iii) the effect of the announcement or pendency of the proposed merger on CuriosityStream’s business relationships, operating results, and business generally; (iv) failure to realize the benefits expected from the proposed transaction; (v) risks that the proposed merger disrupts CuriosityStream’s current plans and operations and potential difficulties in CuriosityStream’s employee retention as a result of the proposed merger; (vi) the effects of pending and future legislation; (vii) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (viii) risks related to CuriosityStream’s limited operating history; (ix) the amount of the costs, fees, expenses and other charges related to the merger; (x) risks of the internet, online commerce and media industry; (xi) the highly competitive nature of the internet, online commerce and media industry and CuriosityStream’s ability to compete therein; (xii) litigation, complaints, and/or adverse publicity; (xiii) the ability to meet Nasdaq’s listing standards following the consummation of the proposed transaction and (ix) privacy and data protection laws, privacy or data breaches, or the loss of data.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Software Acquisition Group and is not intended to form the basis of an investment decision in Software Acquisition Group. All subsequent written and oral forward-looking statements concerning Software Acquisition Group and CuriosityStream, the proposed transaction or other matters and attributable to Software Acquisition Group and CuriosityStream or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Additional Information about the Business Combination and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Software Acquisition Group and CuriosityStream. Software Acquisition Group intends to file a proxy statement on Schedule 14A with the SEC and will file other documents with the SEC regarding the proposed transaction. A definitive proxy statement will also be sent to the stockholders of Software Acquisition Group seeking any required stockholder approval. Before making any voting or investment decision, investors and security holders of Software Acquisition Group are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Software Acquisition Group with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Software Acquisition Group, CuriosityStream and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Software Acquisition Group, with respect to the proposed business combination. Information regarding Software Acquisition Group’s directors and executive officers is contained in Software Acquisition Group’s Annual Report on Form 10-K for the year ended December 31, 2019, its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 and its other documents, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction, including the directors and executive officers of CuriosityStream, may be obtained by reading the proxy statement and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described under “Additional Information about the Business Combination and Where to Find It.”

This press release and additional information about CuriosityStream can be found at https://press.curiositystream.com/

Contacts:

Software Acquisition Group, Inc.	CuriosityStream Public Relations:

Jonathan Huberman	Annie Howell
Chief Executive Officer	annie@anniehowell.com
Software Acquisition Group
jon@softwareaqn.com	Brian Eley
Brian.m.eley@gmail.com

CuriosityStream Investor Relations:

Denise Garcia

IR@CuriosityStream.com